                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): February 12, 2004


                                   NEXEN INC.

             (Exact name of registrant as specified in its charter)


            CANADA                       1-6702                 98-6000202
 (State or other jurisdiction   (Commission File Number)      (IRS Employer
       of incorporation)                                   Identification No.)


                              801 - 7TH AVENUE S.W.
                        CALGARY, ALBERTA, CANADA T2P 3P7
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (403) 699-4000


                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)

ITEM 12.  DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On February 12, 2004, Nexen Inc. issued a press release announcing its year-end results for fiscal 2003. The press release is attached hereto as
Exhibit 99.1 and is incorporated by reference into this item. The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 12, 2004

                                         NEXEN INC.


                                         By:    /s/ Sylvia L. Groves
                                                -------------------------
                                         Name:  Sylvia L. Groves
                                         Title: Assistant Secretary

                                  EXHIBIT INDEX

EXHIBIT        DESCRIPTION
-------        -----------
99.1           Press release of Nexen Inc. dated February 12, 2004.